UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2019

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey		07719
(Address of Principal Executive Offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation (the “Company”) was held on January 23, 2019. At the Annual Meeting, of the 88,588,988 shares outstanding and entitled to vote as of the record date, 77,150,115 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:

Item 1: The Company’s shareowners elected the five directors nominated by the Company’s Board of Directors (the “Board”) for election to the Board at the Annual Meeting. Stephen D. Westhoven was elected to serve until the Company’s 2020 Annual Meeting of Shareowners or until his successor is elected and qualified, and Maureen A. Borkowski, Laurence M. Downes, Robert B. Evans and Thomas C. O’Connor were each re-elected to serve until the Company’s 2022 Annual Meeting of Shareowners or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Stephen D. Westhoven	57,082,597	6,886,399	13,181,119
Maureen A. Borkowski	62,966,276	1,002,720	13,181,119
Laurence M. Downes	62,859,980	1,109,016	13,181,119
Robert B. Evans	63,531,623	437,373	13,181,119
Thomas C. O’Connor	63,528,553	440,443	13,181,119

The terms of office of the following directors continued after the Annual Meeting: Donald L. Correll, M. William Howard, Jr., Jane M. Kenny, J. Terry Strange, Sharon C. Taylor, David A. Trice and George R. Zoffinger.

Item 2: The shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
61,841,997	1,632,535	494,464	13,181,119

Item 3: The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
76,290,031	675,530	184,554	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 24, 2019
	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer